EQUITY TRANSACTIONS	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Notes to Financial Statements
EQUITY TRANSACTIONS

There were no common or other series A preferred transactions for the three-month period ending 2018.

Total preferred dividend requirement for the three month period ending March 31, 2018 and 2017 amounted to $70,157 and $0, respectively.

A new 2016 Stock Incentive Plan (2016 Plan) was approved by the Board during January 2016. The Company may grant up to 6,363,225 shares of Series A Preferred stock under the 2016 Plan. The 2016 Plan is administered by the Board of Directors, which has substantial discretion to determine persons, amounts, time, price, exercise terms, and restrictions of the grants, if any. The options issued under the 2016 Plan vest upon issuance.

During 2016, the Company issued options amounting to 6,363,225 shares (which includes shares disclosed above) under an adopted stock option plan that were cashlessly exercised into 2,267,362 shares of Series A preferred stock resulting in an expense of $88,675.

On May 10, 2017, the Company issued warrants amounting to 8,334 common shares to a board member. The options expire May 9, 2020 and have an exercise price of $3.60. An expense in the amount of $40,000 was recognized for this issuance.

The Company had a note payable in the amount of $50,000 which was assumed as part of the share exchange agreement and accounted for as an expense in the recapitalization transaction. On February 22, 2017, the Company modified the note to add a conversion option with a price of $1.50. The conversion option was beneficial, therefore, the Company recognized $50,000 as a discount to the assumed note payable. The note was immediately converted, resulting in the issuance of 33,334 shares and the full amortization of the discount.

On March 7, 2017, ARC closed a private placement whereby it issued an aggregate of 500,000 shares of ARC’s Series B Preferred Stock at a purchase price of $1.00 per Series B Preferred share, and warrants to purchase an aggregate of 208,334 shares of the ARC’s common stock (subject to certain adjustments), for proceeds to ARC of $500,000 (the “March 2017 Private Placement”). After deducting for fees and expenses, the aggregate net proceeds from the sale of the preferred series B shares and the warrants in the March 2017 Private Placement were approximately $500,000. The ‘A’ warrants totaling 138,889 shares expire March 6, 2020 and hold an exercise price of $7.60 per share. The ‘A-1’ warrants totaling 69,445 shares expire March 6, 2020 and hold an exercise price of $.003 per share.

On April 2, 2017, American Resources Corporation closed a private placement whereby it issued an aggregate of 100,000 shares of the ARC’s Series B Preferred Stock at a purchase price of $1.00 per Series B Preferred share, and warrants to purchase an aggregate of 27,778 shares of the ARC’s common stock (subject to certain adjustments), for proceeds to ARC of $100,000 (the “April 2017 Private Placement”). After deducting for fees and expenses, the aggregate net proceeds from the sale of the series B preferred shares and the warrants in the April 2017 Private Placement were approximately $100,000. The ‘A’ warrants totaling 27,778 shares expire April 2, 2019 and hold an exercise price of $7.20 per share.

On April 30, 2017, American Resources Corporation closed on a private placement agreement whereby it issued an aggregate of 250,000 shares of the ARC’s Series B Preferred Stock and A warrants amounting to 69,445 to an unrelated party for the purchase of $250,000 of secured debt that had been owed to that party, by an operating subsidiary of a related party. As a result of the transaction, the Company is now the creditor on the notes. The first note in the amount of $150,000 is dated March 13, 2013, carries an interest rate of 12% and was due on September 13, 2015. The second note in the amount of $100,000 is dated July 17, 2013, carries an interest rate of 12% and was due January 17, 2016. Both notes are in default and were impaired. The A warrants totaling 69,445 shares expire April 29, 2019 and hold an exercise price of $7.20 per share.

The Series B Preferred Stock converts into common stock of the Company at the holder’s discretion at a conversion price of $3.60 per common share (one share of Series B Preferred converts to common at a ratio of 0.27778). Furthermore, the Series B Preferred share purchase agreement provides for certain adjustments to the conversion value of the Series B Preferred to common shares of the Company that are based on the EBITDA (earning before interest, taxes, depreciation, and amortization) for the Company for the 12 months ended March 31, 2018. Those adjustments provide for a decrease in the conversion value based on the proportional miss of the Company’s EBITDA, up to a maximum of 30.0% decrease in the conversion value of the Series B Preferred to common shares.

The Series B Preferred share purchase agreement provides for an option for the investor to put the Series B Preferred investment to the Company at a premium to the Series B Preferred purchase price should the Company achieve certain hurdles, such as a secondary offering and an up-listing to a national stock exchange. Such put option expires after 20 days from notification of the Company to the Series B Preferred investor of the fulfillment of such qualifications.

Total preferred dividend requirement for 2017 and 2016 amounted to $53,157 and $0, respectively.

Total stock based compensation expense incurred for awards to employees during 2017 and 2016 was $0 and $88,675, respectively. Fair value was determined using the total enterprise value approach.

On July 5, 2017, the Company issued 13,333 common shares and warrants to purchase 33,333 shares to an unrelated consulting company. The warrants had an exercise price of $3.60 with a three-year term. The total compensation expense related to this warrant was $10,000 which was determined using the closing stock price at the date of the grant and the Black-Sholes Option Pricing Model.

In conjunction with the ARC business loan, warrants of 5,996,609 common shares were issued and 979,603 were subsequently canceled at an exercise price ranging from $.01 to $11.44 per share and with an expiration date of October 2, 2020.

2017
Expected Dividend Yield	0%
Expected volatility	13.73%
Risk-free rate	1.62%
Expected life of warrants	2-3 years

		Weighted	Weighted
		Average	Average	Aggregate
	Number of	Exercise	Contractual	Intrinsic
	Warrants	Price	Life in Years	Value
Outstanding – December 31, 2015	-	-	-	-
Exercisable - December 31, 2015	-	-	-	-
Granted	-	-	-	-
Forfeited or Expired	-	-	-	-
Outstanding - December 31, 2016	-	-	-	-
Exercisable - December 31, 2016	-	-	-	-
Granted	6,343,833	$2.317	2.706	$174,253
Forfeited or Expired	979,603	$0.560	1.997	$36,184
Exercised	-	-	-	-
Outstanding - December 31, 2017	5,364,230	$2.638	2.835	$138,069
Exercisable - December 31, 2017	5,364,230	$2.638	2.835	$138,069